EXHIBIT 31.1


CERTIFICATION PURSUANT TO 18 U.S.C. ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Power Technology, Inc. (the "Company") for the quarter ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Treasurer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: September 14, 2005

                                               /s/ Bernard J. Walter
                                               ---------------------
                                               Bernard J. Walter, President,
                                               Treasurer and
                                               Chief Financial Officer